                                                                    Exhibit 99.1

                                                                                    Monthly Operating Report
-----------------------------------------------------
 CASE  NAME:  Kitty Hawk, Inc.                                                            ACCRUAL BASIS
-----------------------------------------------------
-----------------------------------------------------
 CASE  NUMBER: 400-42141-BJH                                                           02/13/95, RWD, 2/96
-----------------------------------------------------
-----------------------------------------------------
 JUDGE: Barbara J. Houser
-----------------------------------------------------

                       UNITED  STATES  BANKRUPTCY  COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                           MONTHLY  OPERATING  REPORT

                          MONTH  ENDING: JUNE 30, 2001

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE
UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING
REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING
ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT
AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS
BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ Drew Keith                                                                     Chief Financial Officer
------------------------------------------                                      ------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                                     TITLE

Drew Keith                                                                                 7/27/01
------------------------------------------                                      ------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                                           DATE

PREPARER:

/s/ Jessica L. Wilson                                                              Chief Accounting Officer
-------------------------------------------                                     ------------------------------
ORIGINAL SIGNATURE OF PREPARER                                                              TITLE

Jessica L. Wilson                                                                           7/27/01
-------------------------------------------                                     ------------------------------
PRINTED NAME OF PREPARER                                                                     DATE


                                                                                    Monthly Operating Report
----------------------------------------------------
CASE  NAME:  Kitty Hawk, Inc.                                                          ACCRUAL BASIS-1
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42141-BJH                                                          02/13/95, RWD, 2/96
----------------------------------------------------

COMPARATIVE  BALANCE SHEET
                                                      SCHEDULE             MONTH              MONTH                MONTH
                                                                    -------------------------------------------------------
ASSETS                                                 AMOUNT           April 2001           May 2001            June 2000
---------------------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED  CASH                              $ 13,401,586    $  43,348,802        $  43,878,846        $  38,294,348
---------------------------------------------------------------------------------------------------------------------------
2.  RESTRICTED  CASH                                                $           0        $           0        $           0
---------------------------------------------------------------------------------------------------------------------------
3.  TOTAL  CASH                                     $ 13,401,586    $  43,348,802        $  43,878,846        $  38,294,348
---------------------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS  RECEIVABLE  (NET)                                      ($12,614,884)        ($12,434,824)        ($12,270,627)
---------------------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                                         ($1,016,667)         ($1,016,667)         ($1,016,667)
---------------------------------------------------------------------------------------------------------------------------
6.  NOTES  RECEIVABLE                               $     15,000    $      15,000        $      15,000        $      15,000
---------------------------------------------------------------------------------------------------------------------------
7.  PREPAID  EXPENSES                                               $     646,650        $     633,586        $     636,855
---------------------------------------------------------------------------------------------------------------------------
8.  OTHER  (ATTACH  LIST)                           $422,186,692    $ 339,561,086        $ 337,816,272        $ 342,464,579
---------------------------------------------------------------------------------------------------------------------------
9.  TOTAL  CURRENT  ASSETS                          $435,603,278    $ 369,939,987        $ 368,892,213        $ 368,123,488
---------------------------------------------------------------------------------------------------------------------------
10. PROPERTY,  PLANT  &  EQUIPMENT                  $  2,425,652    $   6,083,445        $   6,092,495        $   6,096,803
---------------------------------------------------------------------------------------------------------------------------
11. LESS:  ACCUMULATED
    DEPRECIATION / DEPLETION                                        $   2,254,713        $   2,333,098        $   2,411,855
---------------------------------------------------------------------------------------------------------------------------
12. NET  PROPERTY,  PLANT  &
    EQUIPMENT                                       $  2,425,652    $   3,828,732        $   3,759,397        $   3,684,948
---------------------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                               $     62,465    $     219,367        $     219,367        $     219,367
---------------------------------------------------------------------------------------------------------------------------
14. OTHER  ASSETS  -  NET  OF
    AMORTIZATION  (ATTACH  LIST)                    $ 10,967,208    $   9,579,218        $   9,508,617        $   9,438,016
---------------------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                             $138,370,015    $ 138,370,015        $ 138,370,015        $ 138,370,015
---------------------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                                    $587,428,618    $ 521,937,319        $ 520,749,609        $ 519,835,834
---------------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
---------------------------------------------------------------------------------------------------------------------------
17.  ACCOUNTS  PAYABLE                                               $     533,734        $     167,453        $    733,951
---------------------------------------------------------------------------------------------------------------------------
18.  TAXES  PAYABLE                                                  $           0        $           0        $          0
---------------------------------------------------------------------------------------------------------------------------
19.  NOTES  PAYABLE                                                  $           0        $           0        $          0
---------------------------------------------------------------------------------------------------------------------------
20.  PROFESSIONAL  FEES                                              $     790,477        $   1,003,051        $  1,470,036
---------------------------------------------------------------------------------------------------------------------------
21.  SECURED  DEBT                                                   $           0        $           0        $          0
---------------------------------------------------------------------------------------------------------------------------
22.  OTHER  (ATTACH  LIST)                                           $   2,365,553        $   1,933,271        $  1,482,984
---------------------------------------------------------------------------------------------------------------------------
23.  TOTAL  POSTPETITION
     LIABILITIES                                                     $   3,689,764        $   3,103,775        $  3,686,971
---------------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
---------------------------------------------------------------------------------------------------------------------------
24.  SECURED  DEBT                                   $466,119,468    $ 388,707,807        $ 388,106,144        $386,609,173
---------------------------------------------------------------------------------------------------------------------------
25.  PRIORITY  DEBT                                  $     29,661    $           0        $           0        $          0
---------------------------------------------------------------------------------------------------------------------------
26.  UNSECURED  DEBT                                 $ 22,580,547    $   2,232,268        $   2,232,210        $  2,232,210
---------------------------------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                             $          0    $  28,849,513        $  28,849,513        $ 28,849,513
---------------------------------------------------------------------------------------------------------------------------
28.  TOTAL  PREPETITION  LIABILITIES                 $488,729,676    $ 419,789,588        $ 419,187,867        $417,690,896
---------------------------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                               $488,729,676    $ 423,479,352        $ 422,291,642        $421,377,867
---------------------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------------------
30.  PREPETITION  OWNERS'  EQUITY                                    $  98,457,967        $  98,457,967        $ 98,457,967
---------------------------------------------------------------------------------------------------------------------------
31.  POSTPETITION  CUMULATIVE
     PROFIT  OR  (LOSS)                                              $           0        $           0        $          0
---------------------------------------------------------------------------------------------------------------------------
32.  DIRECT  CHARGES  TO  EQUITY
     (ATTACH  EXPLANATION)
---------------------------------------------------------------------------------------------------------------------------
33.  TOTAL  EQUITY                                   $          0    $  98,457,967        $  98,457,967        $ 98,457,967
---------------------------------------------------------------------------------------------------------------------------
34.  TOTAL  LIABILITIES  &
     OWNERS'  EQUITY                                 $488,729,676    $ 521,937,319        $ 520,749,609        $519,835,834
---------------------------------------------------------------------------------------------------------------------------


                                                                                    Monthly Operating Report
----------------------------------------------------
CASE  NAME:  Kitty Hawk, Inc.                                                           ACCRUAL BASIS-2
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42141-BJH                                                           02/13/95, RWD, 2/96
----------------------------------------------------

INCOME STATEMENT

                                                       MONTH                MONTH                  MONTH                 QUARTER
                                              -----------------------------------------------------------------
REVENUES                                            April 2001            May 2001               June 2000                TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1.  GROSS  REVENUES                                $        0           $          0           $          0            $          0
-----------------------------------------------------------------------------------------------------------------------------------
2.  LESS:  RETURNS & DISCOUNTS                     $        0           $          0           $          0            $          0
-----------------------------------------------------------------------------------------------------------------------------------
3.  NET  REVENUE                                   $        0           $          0           $          0            $          0
-----------------------------------------------------------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
-----------------------------------------------------------------------------------------------------------------------------------
4.  MATERIAL                                       $        0           $          0           $          0            $          0
-----------------------------------------------------------------------------------------------------------------------------------
5.  DIRECT  LABOR                                  $        0           $          0           $          0            $          0
-----------------------------------------------------------------------------------------------------------------------------------
6.  DIRECT  OVERHEAD                               $        0           $          0           $          0            $          0
-----------------------------------------------------------------------------------------------------------------------------------
7.  TOTAL  COST  OF  GOODS  SOLD                   $        0           $          0           $          0            $          0
-----------------------------------------------------------------------------------------------------------------------------------
8.  GROSS  PROFIT                                  $        0           $          0           $          0            $          0
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
9.  OFFICER / INSIDER  COMPENSATION                $  107,083           $    107,083           $    107,083            $    321,249
-----------------------------------------------------------------------------------------------------------------------------------
10. SELLING  &  MARKETING                          $        0           $          0           $          0            $          0
-----------------------------------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                        ($926,888)           ($1,385,667)           ($1,085,090)            ($3,397,645)
-----------------------------------------------------------------------------------------------------------------------------------
12. RENT  &  LEASE                                 $   29,233           $     29,683           $     33,997            $     92,913
-----------------------------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                            $        0           $          0           $          0            $          0
-----------------------------------------------------------------------------------------------------------------------------------
14. TOTAL  OPERATING  EXPENSES                      ($790,572)           ($1,248,901)             ($944,010)            ($2,983,483)
-----------------------------------------------------------------------------------------------------------------------------------
15. INCOME  BEFORE  NON-OPERATING
    INCOME & EXPENSE                               $  790,572           $  1,248,901           $    944,010            $  2,983,483
-----------------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT.  LIST)               ($134,266)             ($205,976)             ($102,299)              ($442,541)
-----------------------------------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT.  LIST)             $        0           $          0           $          0            $          0
-----------------------------------------------------------------------------------------------------------------------------------
18. INTEREST  EXPENSE                              $        0           $          0           $          0            $          0
-----------------------------------------------------------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION                       $   78,385           $     78,385           $     78,757            $    235,527
-----------------------------------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                   $   76,984           $     76,984           $     76,984            $    230,952
-----------------------------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                            $        0           $          0           $          0            $          0
-----------------------------------------------------------------------------------------------------------------------------------
22. NET  OTHER INCOME & EXPENSES                   $   21,103               ($50,607)          $     53,442            $     23,938
-----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
23. PROFESSIONAL  FEES                             $  769,469           $  1,299,508           $    880,568            $  2,949,545
-----------------------------------------------------------------------------------------------------------------------------------
24. U.S.  TRUSTEE  FEES                            $        0           $          0           $     10,000            $     10,000
-----------------------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                            $        0           $          0           $          0            $          0
-----------------------------------------------------------------------------------------------------------------------------------
26. TOTAL  REORGANIZATION  EXPENSES                $  769,469           $  1,299,508           $    890,568            $  2,959,545
-----------------------------------------------------------------------------------------------------------------------------------
27. INCOME  TAX                                    $        0           $          0           $          0            $          0
-----------------------------------------------------------------------------------------------------------------------------------
28. NET  PROFIT  (LOSS)                            $        0           $          0           $          0            $          0
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                    Monthly Operating Report
----------------------------------------------------
CASE  NAME:  Kitty Hawk, Inc.                                                           ACCRUAL BASIS-3
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42141-BJH                                                           02/13/95, RWD, 2/96
----------------------------------------------------

                                                     MONTH                  MONTH               MONTH                QUARTER
CASH  RECEIPTS  AND                            -------------------------------------------------------------
DISBURSEMENTS                                      April 2001              May 2001           June 2000                TOTAL
-------------------------------------------------------------------------------------------------------------------------------
    1.  CASH - BEGINNING  OF  MONTH                $41,616,063            $43,348,802         $ 43,878,846         $ 41,616,063
-------------------------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
    2.  CASH  SALES                                $         0            $         0         $          0         $          0
-------------------------------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------------
    3.  PREPETITION                                $         0            $         0         $          0         $          0
-------------------------------------------------------------------------------------------------------------------------------
    4.  POSTPETITION                               $         0            $         0         $          0         $          0
-------------------------------------------------------------------------------------------------------------------------------
    5.  TOTAL  OPERATING  RECEIPTS                 $         0            $         0         $          0         $          0
-------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------------------------------
    6.  LOANS  &  ADVANCES  (ATTACH  LIST)         $         0            $         0         $          0         $          0
-------------------------------------------------------------------------------------------------------------------------------
    7.  SALE  OF  ASSETS                           $         0            $         0         $          0         $          0
-------------------------------------------------------------------------------------------------------------------------------
    8.  OTHER  (ATTACH  LIST)                      $30,936,700            $23,052,811         $ 25,788,299         $ 79,777,810
-------------------------------------------------------------------------------------------------------------------------------
    9.  TOTAL  NON-OPERATING  RECEIPTS             $30,936,700            $23,052,811         $ 25,788,299         $ 79,777,810
-------------------------------------------------------------------------------------------------------------------------------
   10.  TOTAL  RECEIPTS                            $30,936,700            $23,052,811         $ 25,788,299         $ 79,777,810
-------------------------------------------------------------------------------------------------------------------------------
   11.  TOTAL  CASH  AVAILABLE                     $72,552,763            $66,401,613         $ 69,667,145         $121,393,873
-------------------------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------------
   12.  NET  PAYROLL                               $ 3,222,346            $ 3,014,395         $  4,000,183         $ 10,236,924
-------------------------------------------------------------------------------------------------------------------------------
   13.  PAYROLL TAXES PAID                         $ 1,369,709            $ 1,264,576         $  1,653,402         $  4,287,687
-------------------------------------------------------------------------------------------------------------------------------
   14.  SALES,  USE  &  OTHER  TAXES  PAID         $    54,341            $    16,721         $          0         $     71,062
-------------------------------------------------------------------------------------------------------------------------------
   15.  SECURED / RENTAL / LEASES                  $ 5,981,950            $ 2,738,449         $  6,099,286         $ 14,819,685
-------------------------------------------------------------------------------------------------------------------------------
   16.  UTILITIES                                  $    62,628            $    70,288         $     42,005         $    174,921
-------------------------------------------------------------------------------------------------------------------------------
   17.  INSURANCE                                  $   866,402            $   536,597         $  1,068,931         $  2,471,930
-------------------------------------------------------------------------------------------------------------------------------
   18.  INVENTORY  PURCHASES                       $         0            $         0         $          0         $          0
-------------------------------------------------------------------------------------------------------------------------------
   19.  VEHICLE  EXPENSES                          $         0            $         0         $          0         $          0
-------------------------------------------------------------------------------------------------------------------------------
   20.  TRAVEL                                     $ 1,000,365            $   766,320         $    786,185         $  2,552,870
-------------------------------------------------------------------------------------------------------------------------------
   21.  ENTERTAINMENT                              $         0            $         0         $          0         $          0
-------------------------------------------------------------------------------------------------------------------------------
   22.  REPAIRS  &  MAINTENANCE                    $ 3,431,410            $ 3,205,047         $  2,560,828         $  9,197,285
-------------------------------------------------------------------------------------------------------------------------------
   23.  SUPPLIES                                   $         0            $         0         $          0         $          0
-------------------------------------------------------------------------------------------------------------------------------
   24.  ADVERTISING                                $     8,340            $    10,525         $     12,831         $     31,696
-------------------------------------------------------------------------------------------------------------------------------
   25.  OTHER  (ATTACH  LIST)                      $12,732,723            $ 9,818,790         $ 14,692,197         $ 37,243,710
-------------------------------------------------------------------------------------------------------------------------------
   26.  TOTAL  OPERATING  DISBURSEMENTS            $28,730,214            $21,441,708         $ 30,915,848         $ 81,087,770
-------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
   27.  PROFESSIONAL  FEES                         $   456,997            $ 1,081,059         $    456,949         $  1,995,005
-------------------------------------------------------------------------------------------------------------------------------
   28.  U.S.  TRUSTEE  FEES                        $    16,750            $         0         $          0         $     16,750
-------------------------------------------------------------------------------------------------------------------------------
   29.  OTHER  (ATTACH  LIST)                      $         0            $         0         $          0         $          0
-------------------------------------------------------------------------------------------------------------------------------
   30.  TOTAL  REORGANIZATION  EXPENSES            $   473,747            $ 1,081,059         $    456,949         $  2,011,755
-------------------------------------------------------------------------------------------------------------------------------
   31.  TOTAL  DISBURSEMENTS                       $29,203,961            $22,522,767         $ 31,372,797         $ 83,099,525
-------------------------------------------------------------------------------------------------------------------------------
   32.  NET  CASH  FLOW                            $ 1,732,739            $   530,044          ($5,584,498)         ($3,321,715)
-------------------------------------------------------------------------------------------------------------------------------
   33.  CASH - END OF MONTH                        $43,348,802            $43,878,846         $ 38,294,348         $ 38,294,348
-------------------------------------------------------------------------------------------------------------------------------


                                                                                     Monthly Operating Report
------------------------------------------------------
CASE  NAME:  Kitty Hawk, Inc.                                                           ACCRUAL BASIS-4
------------------------------------------------------
------------------------------------------------------
CASE  NUMBER: 400-42141-BJH                                                           02/13/95, RWD, 2/96
------------------------------------------------------


                                                          SCHEDULE       MONTH           MONTH           MONTH
                                                                   -----------------------------------------------
ACCOUNTS  RECEIVABLE  AGING                                AMOUNT      April 2001       May 2001       June 2000
------------------------------------------------------------------------------------------------------------------
1.    0-30                                                           $      14,120   $           0   $           0
------------------------------------------------------------------------------------------------------------------
2.    31-60                                                          $           0   $      12,885   $           0
------------------------------------------------------------------------------------------------------------------
3.    61-90                                                          $       2,752   $       1,234   $      12,885
------------------------------------------------------------------------------------------------------------------
4.    91+                                                            $      47,000   $      49,752   $      50,986
------------------------------------------------------------------------------------------------------------------
5.    TOTAL  ACCOUNTS  RECEIVABLE                           $     0  $      63,872   $      63,871   $      63,871
------------------------------------------------------------------------------------------------------------------
6.    AMOUNT  CONSIDERED  UNCOLLECTIBLE                              $  12,678,756   $  12,498,695   $  12,334,498
------------------------------------------------------------------------------------------------------------------
7.    ACCOUNTS  RECEIVABLE  (NET)                           $     0   ($12,614,884)   ($12,434,824)   ($12,270,627)
------------------------------------------------------------------------------------------------------------------

AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                               MONTH:     June 2001
                                                                                  --------------------------------

                                                 0-30       31-60        61-90            91+
TAXES  PAYABLE                                   DAYS       DAYS         DAYS            DAYS            TOTAL
------------------------------------------------------------------------------------------------------------------
1.       FEDERAL                               $      0     $     0  $           0   $           0   $           0
------------------------------------------------------------------------------------------------------------------
2.       STATE                                 $      0     $     0  $           0   $           0   $           0
------------------------------------------------------------------------------------------------------------------
3.       LOCAL                                 $      0     $     0  $           0   $           0   $           0
------------------------------------------------------------------------------------------------------------------
4.       OTHER (ATTACH LIST)                   $      0     $     0  $           0   $           0   $           0
------------------------------------------------------------------------------------------------------------------
5.       TOTAL  TAXES  PAYABLE                 $      0     $     0  $           0   $           0   $           0
------------------------------------------------------------------------------------------------------------------
6.       ACCOUNTS  PAYABLE                     $240,503     $58,461  $       9,694   $     425,293   $     733,951
------------------------------------------------------------------------------------------------------------------

STATUS  OF  POSTPETITION  TAXES                                             MONTH:     June 2001
                                                                                  --------------------------------
                                                         BEGINNING      AMOUNT                          ENDING
                                                            TAX      WITHHELD AND/      AMOUNT            TAX
FEDERAL                                                  LIABILITY*   0R  ACCRUED        PAID          LIABILITY
------------------------------------------------------------------------------------------------------------------
1.       WITHHOLDING**                                      $     0  $     136,497   $     136,497   $           0
------------------------------------------------------------------------------------------------------------------
2.       FICA-EMPLOYEE**                                    $     0  $           0   $           0   $           0
------------------------------------------------------------------------------------------------------------------
3.       FICA-EMPLOYER**                                    $     0  $           0   $           0   $           0
------------------------------------------------------------------------------------------------------------------
4.       UNEMPLOYMENT                                       $     0  $           0   $           0   $           0
------------------------------------------------------------------------------------------------------------------
5.       INCOME                                             $     0  $           0   $           0   $           0
------------------------------------------------------------------------------------------------------------------
6.       OTHER (ATTACH LIST)                                $     0  $           0   $           0   $           0
------------------------------------------------------------------------------------------------------------------
7.       TOTAL  FEDERAL  TAXES                              $     0  $     136,497   $     136,497   $           0
------------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
------------------------------------------------------------------------------------------------------------------
8.       WITHHOLDING                                        $     0  $           0   $           0   $           0
------------------------------------------------------------------------------------------------------------------
9.       SALES                                              $     0  $           0   $           0   $           0
------------------------------------------------------------------------------------------------------------------
10.      EXCISE                                             $     0  $           0   $           0   $           0
------------------------------------------------------------------------------------------------------------------
11.      UNEMPLOYMENT                                       $     0  $           0   $           0   $           0
------------------------------------------------------------------------------------------------------------------
12.      REAL  PROPERTY                                     $     0  $           0   $           0   $           0
------------------------------------------------------------------------------------------------------------------
13.      PERSONAL  PROPERTY                                 $     0  $           0   $           0   $           0
------------------------------------------------------------------------------------------------------------------
14.      OTHER (ATTACH LIST)                                $     0  $           0   $           0   $           0
------------------------------------------------------------------------------------------------------------------
15.      TOTAL  STATE  &  LOCAL                             $     0  $           0   $           0   $           0
------------------------------------------------------------------------------------------------------------------
16.      TOTAL  TAXES                                       $     0  $     136,497   $     136,497   $           0
------------------------------------------------------------------------------------------------------------------
*  The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.


                                                                                    Monthly Operating Report
----------------------------------------------------
CASE  NAME:  Kitty Hawk, Inc.                                                           ACCRUAL BASIS-5
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42141-BJH                                                           02/13/95, RWD, 2/96
----------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                  MONTH: June 2001
                                                        --------------------------------------------------
BANK  RECONCILIATIONS                            Account #1      Account #2      Account #3
----------------------------------------------------------------------------------------------
A.          BANK:                                  Bank One        Bank One      Wells Fargo
----------------------------------------------------------------------------------------------
B.          ACCOUNT  NUMBER:                       100140334        9319959434   4417-881463     TOTAL
----------------------------------------------------------------------------------------------
C.          PURPOSE  (TYPE):                       Operating      Disbursement     Operating
----------------------------------------------------------------------------------------------------------
1.        BALANCE  PER  BANK  STATEMENT         $    197,094       $    50,000  $    635,648  $  1,044,796
----------------------------------------------------------------------------------------------------------
2.        ADD:  TOTAL  DEPOSITS  NOT  CREDITED  $          0       $         0  $          0  $          0
----------------------------------------------------------------------------------------------------------
3.        SUBTRACT:  OUTSTANDING  CHECKS        $  2,715,679       $         0  $          0  $  2,857,569
----------------------------------------------------------------------------------------------------------
4.        OTHER  RECONCILING  ITEMS                  ($7,482)      $         0  $          0       ($7,482)
----------------------------------------------------------------------------------------------------------
5.        MONTH  END  BALANCE  PER  BOOKS        ($2,526,067)      $    50,000  $    635,648   ($1,840,419)
----------------------------------------------------------------------------------------------------------
6.        NUMBER  OF  LAST  CHECK  WRITTEN         No checks             33111     No checks
----------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
-----------------------------------------------
                                                   DATE OF          TYPE OF        PURCHASE      CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                    PURCHASE       INSTRUMENT        PRICE         VALUE
----------------------------------------------------------------------------------------------------------
7.         Wells Fargo Certificate of Deposit                   CD               $    600,000  $   605,115
----------------------------------------------------------------------------------------------------------
8.         Bank One                                   6/30/01   Overnight Sweep  $ 39,507,988  $39,507,988
----------------------------------------------------------------------------------------------------------
9.         N/A
----------------------------------------------------------------------------------------------------------
10.        N/A
----------------------------------------------------------------------------------------------------------
11.        TOTAL  INVESTMENTS                                                    $ 40,107,988  $40,113,103
----------------------------------------------------------------------------------------------------------

CASH
-----------------------------------------------
12.        CURRENCY ON HAND                                                                    $     1,500
----------------------------------------------------------------------------------------------------------
13.        TOTAL  CASH  -  END  OF MONTH                                                       $38,294,348
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                      Monthly Operating Report
     ----------------------------------------------------------
     CASE  NAME: Kitty Hawk, Inc.                                                  ACCRUAL BASIS-5
     ----------------------------------------------------------
     ----------------------------------------------------------
     CASE  NUMBER: 400-42141-BJH                                                      2/13/95, RWD, 2/96
     ----------------------------------------------------------

     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
     Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                      MONTH:        June 2001
     ---------------------------------------                -------------------------------------------------------
     BANK RECONCILIATIONS
                                                 Account #4        Account #5        Account #6
     --------------------------------------------------------------------------------------------------------------
     A.   BANK:                                  Bank One          Bank One          Bank One
     ---------------------------------------------------------------------------------------------

     B.   ACCOUNT NUMBER:                         1570695922   100129949/9319958451   1586268961       TOTAL
     --------------------------------------------------------------------------------------------------------------

     C.   PURPOSE (TYPE):                         Payroll        Health Insurance      Flex Spending
     --------------------------------------------------------------------------------------------------------------

     1.   BALANCE PER BANK STATEMENT                      $0              $141,890            $20,164     $162,054
     --------------------------------------------------------------------------------------------------------------

     2.   ADD: TOTAL DEPOSITS NOT CREDITED                $0                    $0                 $0           $0
     --------------------------------------------------------------------------------------------------------------

     3.   SUBTRACT: OUTSTANDING CHECKS                    $0              $141,890                 $0     $141,890
     --------------------------------------------------------------------------------------------------------------

     4.   OTHER RECONCILING ITEMS                         $0                    $0                 $0           $0
     --------------------------------------------------------------------------------------------------------------

     5.   MONTH END BALANCE PER BOOKS                     $0                    $0            $20,164     $ 20,164
     --------------------------------------------------------------------------------------------------------------

     6.   NUMBER OF LAST CHECK WRITTEN              82113                 149953           11065
     --------------------------------------------------------------------------------------------------------------

     ---------------------------------------
     INVESTMENT ACCOUNTS
     --------------------------------------------------------------------------------------------------------------
                                                  DATE OF            TYPE OF          PURCHASE      CURRENT
     BANK, ACCOUNT NAME & NUMBER                  PURCHASE         INSTRUMENT           PRICE        VALUE
     --------------------------------------------------------------------------------------------------------------

     7.
     --------------------------------------------------------------------------------------------------------------

     8.
     --------------------------------------------------------------------------------------------------------------

     9.
     --------------------------------------------------------------------------------------------------------------

     10.
     --------------------------------------------------------------------------------------------------------------
     11.  TOTAL  INVESTMENTS                                                                $0           $0
     --------------------------------------------------------------------------------------------------------------

     ---------------------------------------
     CASH

     --------------------------------------------------------------------------------------------------------------

     12.  CURRENCY ON HAND                                                                                 $0
     --------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------

     13.  TOTAL CASH - END OF MONTH                                                                  $ 20,164
     --------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------


                                                                                    Monthly Operating Report
----------------------------------------------------
CASE  NAME:  Kitty Hawk, Inc.                                                           ACCRUAL BASIS-5
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42141-BJH                                                           02/13/95, RWD, 2/96
----------------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                MONTH:    June 2001
                                                      ---------------------------------------
BANK  RECONCILIATIONS                            Account #7   Account #8  Account #9
---------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
A.          BANK:                                 Bank One
------------------------------------------------------------------------------------
B.          ACCOUNT  NUMBER:                     1586269860                           TOTAL
------------------------------------------------------------------------------------
C.          PURPOSE  (TYPE):                        COD
---------------------------------------------------------------------------------------------
1.         BALANCE  PER  BANK  STATEMENT         $         0          $0          $0       $0
---------------------------------------------------------------------------------------------
2.         ADD:  TOTAL  DEPOSITS  NOT  CREDITED  $         0          $0          $0       $0
---------------------------------------------------------------------------------------------
3.         SUBTRACT:  OUTSTANDING  CHECKS        $         0          $0          $0       $0
---------------------------------------------------------------------------------------------
4.         OTHER  RECONCILING  ITEMS             $         0          $0          $0       $0
---------------------------------------------------------------------------------------------
5.         MONTH  END  BALANCE  PER  BOOKS       $         0                               $0
---------------------------------------------------------------------------------------------
6.         NUMBER  OF  LAST  CHECK  WRITTEN             2111
---------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
---------------------------------------------------------------------------------------------
                                                   DATE OF     TYPE OF     PURCHASE   CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                   PURCHASE    INSTRUMENT    PRICE      VALUE
---------------------------------------------------------------------------------------------
7.
---------------------------------------------------------------------------------------------
8.
---------------------------------------------------------------------------------------------
9.
---------------------------------------------------------------------------------------------
10.
---------------------------------------------------------------------------------------------
11.        TOTAL  INVESTMENTS                                                     $0       $0
---------------------------------------------------------------------------------------------

CASH
---------------------------------------------------------------------------------------------
12.        CURRENCY ON HAND
---------------------------------------------------------------------------------------------
13.        TOTAL  CASH  -  END  OF MONTH                                                   $0
---------------------------------------------------------------------------------------------


                                                                                    Monthly Operating Report
----------------------------------------------------
CASE  NAME:  Kitty Hawk, Inc.                                                           ACCRUAL BASIS-6
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42141-BJH                                                           02/13/95, RWD, 2/96
----------------------------------------------------

                                                                                    MONTH:          June 2001
                                                                                    -----------------------------
PAYMENTS TO INSIDERS AND  PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS
(AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO
PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION
PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR
ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                     INSIDERS
-----------------------------------------------------------------------------------
                                 TYPE  OF             AMOUNT          TOTAL PAID
     NAME                        PAYMENT               PAID            TO DATE
-----------------------------------------------------------------------------------
1.   Mike Clark            Salary                        $  7,916        $  105,833
-----------------------------------------------------------------------------------
2.   Jim Craig             Salary                        $ 33,333        $  333,334
-----------------------------------------------------------------------------------
3.   Janie Garrard         Salary                        $      0        $    2,625
-----------------------------------------------------------------------------------
4.   Drew Keith            Salary                        $ 32,500        $  331,462
-----------------------------------------------------------------------------------
5    Lena Baker            Salary                        $      0        $    7,500
-----------------------------------------------------------------------------------
6    Jim Reeves            Salary                        $ 33,333        $  433,329
-----------------------------------------------------------------------------------
7    John Turnipseed       Salary                        $      0        $   41,668
-----------------------------------------------------------------------------------
8    TOTAL  PAYMENTS
     TO  INSIDERS                                        $107,082        $1,255,751
-----------------------------------------------------------------------------------


                                                     PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------
                             DATE  OF  COURT                                                                  TOTAL
                            ORDER  AUTHORIZING        AMOUNT               AMOUNT        TOTAL  PAID         INCURRED
     NAME                        PAYMENT             APPROVED               PAID           TO  DATE         & UNPAID *
-----------------------------------------------------------------------------------------------------------------------
1.   Lain Faulkner                                                       $        0        $  818,587        $  150,583
-----------------------------------------------------------------------------------------------------------------------
2.   Haynes and Boone                                                    $        0        $3,015,110        $  587,959
-----------------------------------------------------------------------------------------------------------------------
3.   The Seabury Group                                                   $  225,000        $1,950,000        $        0
-----------------------------------------------------------------------------------------------------------------------
4.   Forshey & Prostock                                                  $        0        $  365,670        $        0
-----------------------------------------------------------------------------------------------------------------------
5    Price Waterhouse                                                    $        0        $  386,015        $  257,477
     Coopers
-----------------------------------------------------------------------------------------------------------------------
6    Jay Alix and                                                        $        0        $  785,310        $   95,158
     Associates
-----------------------------------------------------------------------------------------------------------------------
7    Andrews & Kurth                                                     $        0        $  995,467        $  270,000
-----------------------------------------------------------------------------------------------------------------------
8    Jenkins & Gilchrist                                                 $        0        $   47,474        $        0
-----------------------------------------------------------------------------------------------------------------------
9    Ford and Harrison                                                   $        0        $  218,196        $    5,629
-----------------------------------------------------------------------------------------------------------------------
10   Grant Thornton                                                      $        0        $  245,344        $    7,450
-----------------------------------------------------------------------------------------------------------------------
11   Verner Liipfert                                                     $        0        $  580,106        $   95,780
-----------------------------------------------------------------------------------------------------------------------
12   The Ivy Group                                                       $   81,900        $   81,900        $        0
-----------------------------------------------------------------------------------------------------------------------
13   TOTAL  PAYMENTS
     TO  PROFESSIONALS                                   $      0        $  306,900        $9,489,179        $1,470,036
-----------------------------------------------------------------------------------------------------------------------
*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND ADEQUATE
PROTECTION  PAYMENTS

                                                    SCHEDULED          AMOUNTS
                                                     MONTHLY             PAID             TOTAL
                                                     PAYMENTS           DURING            UNPAID
               NAME OF CREDITOR                        DUE              MONTH          POSTPETITION
-----------------------------------------------------------------------------------------------------
1.   N/A
-----------------------------------------------------------------------------------------------------
2.   N/A
-----------------------------------------------------------------------------------------------------
3.   N/A
-----------------------------------------------------------------------------------------------------
4.   N/A
-----------------------------------------------------------------------------------------------------
5.   N/A
-----------------------------------------------------------------------------------------------------
6.   TOTAL                                               $      0        $        0        $        0
-----------------------------------------------------------------------------------------------------


                                                                                    Monthly Operating Report
----------------------------------------------------
CASE  NAME:  Kitty Hawk, Inc.                                                           ACCRUAL  BASIS-7
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42141-BJH                                                            02/13/95, RWD, 2/96
----------------------------------------------------
                                                                                      MONTH:  June 2001
                                                                                             ----------------------
QUESTIONNAIRE
                                                                                                   YES           NO
-----------------------------------------------------------------------------------------------------------------------
1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                      X
-----------------------------------------------------------------------------------------------------------------------
2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                X
-----------------------------------------------------------------------------------------------------------------------
3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
       LOANS) DUE FROM RELATED PARTIES?                                                                          X
-----------------------------------------------------------------------------------------------------------------------
4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                                                        X
-----------------------------------------------------------------------------------------------------------------------
5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                                                                    X
-----------------------------------------------------------------------------------------------------------------------
6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                              X
-----------------------------------------------------------------------------------------------------------------------
7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
       PAST  DUE?                                                                                                X
-----------------------------------------------------------------------------------------------------------------------
8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                          X
-----------------------------------------------------------------------------------------------------------------------
9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                X
-----------------------------------------------------------------------------------------------------------------------
10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
       DELINQUENT?                                                                                               X
-----------------------------------------------------------------------------------------------------------------------
11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
       REPORTING PERIOD?                                                                                         X
-----------------------------------------------------------------------------------------------------------------------
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                           X
-----------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
Item #4 - the Company has paid down approximately $1.5 million on its revolving credit facility in accordance with various court orders. Cash used in the payments were a result of asset sales (aircraft and inventory) and internally generated cash.

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

INSURANCE
                                                                                                   YES           NO
-----------------------------------------------------------------------------------------------------------------------
1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
       NECESSARY INSURANCE COVERAGES IN EFFECT?                                                     X
-----------------------------------------------------------------------------------------------------------------------
2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                       X
-----------------------------------------------------------------------------------------------------------------------
3.     PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

                                              INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------------------------
       TYPE  OF                                                                                       PAYMENT AMOUNT
       POLICY                 CARRIER                           PERIOD COVERED                         & FREQUENCY
-----------------------------------------------------------------------------------------------------------------------
       121 Aircraft           Aviation                       6/1/2001 -  5/31/2002                   781,160  Quarterly
       Insurance              Agency
-----------------------------------------------------------------------------------------------------------------------
       Workers Comp           Aviation                     01/01/2001 - 12/31/2001                    95,000   Monthly
                              Agency
-----------------------------------------------------------------------------------------------------------------------
       Inland                 CGU                            4/1/2001 -  3/31/2002                     9,902   Monthly
       Marine/Property
-----------------------------------------------------------------------------------------------------------------------
       Professional Liab      Aviation                       6/1/2001 -  5/31/2002                    25,291   Annual
                              Agency
-----------------------------------------------------------------------------------------------------------------------
       135 Aircraft           Aviation                      10/1/2000 -  9/30/2001                   100,266  Quarterly
       Insurance              Agency
-----------------------------------------------------------------------------------------------------------------------
       Primary Auto           Aviation                       4/1/2001 -  3/31/2002                    10,827   Monthly
                              Agency
-----------------------------------------------------------------------------------------------------------------------
       Excess Auto            Aviation                       4/1/2001 -  3/31/2002                    29,870   Annual
                              Agency
-----------------------------------------------------------------------------------------------------------------------
       Aggregate Claims Liab  Reliastar                      5/1/2001 -  4/30/2002                    15,000  Annually
-----------------------------------------------------------------------------------------------------------------------
       Claims Admin Runout    CIGNA                          5/1/2001 -  4/30/2002                   125,779  One time
-----------------------------------------------------------------------------------------------------------------------
       Pilot Long Term        UNUM                           5/1/2001 -  4/30/2002                     7,975   Monthly
       Disabl
-----------------------------------------------------------------------------------------------------------------------
       Stop Loss              Reliastar                      5/1/2001 -  4/30/2002                    31,635   Monthly
-----------------------------------------------------------------------------------------------------------------------
       Case Management        Reliastar                      5/1/2001 -  4/30/2002                     1,329   Monthly
-----------------------------------------------------------------------------------------------------------------------
       Claims Administration  Allied                         5/1/2001 -  4/30/2002                    25,052   Monthly
                              Benefit
                              System
-----------------------------------------------------------------------------------------------------------------------
       Life/AD&D              CIGNA                          5/1/2001 -  4/30/2002                    11,732   Monthly
-----------------------------------------------------------------------------------------------------------------------
       EAP                    Behavioral                     5/1/2001 -  4/30/2002                     2,941   Monthly
                              Health
                              Partners
-----------------------------------------------------------------------------------------------------------------------
       Section 125 Admin      Taxsaver                       5/1/2001 -  4/30/2002                     1,179   Monthly
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------
CASE  NAME:  Kitty Hawk, Inc.                                                       FOOTNOTES SUPPLEMENT
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42141-BJH                                                             ACCRUAL BASIS
----------------------------------------------------
                                                                                MONTH:               June 2001
                                                                                      ---------------------------------

ACCRUAL BASIS
FORM NUMBER                   LINE NUMBER                            FOOTNOTE / EXPLANATION
----------------------------------------------------------------------------------------------------------------------------
       3                            8          All cash received into the each subsidiary cash account is swept each night to Kitty Hawk, Inc. Master Account
----------------------------------------------------------------------------------------------------------------------------
       3                           31          All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
----------------------------------------------------------------------------------------------------------------------------
       4                            6          All assessments of uncollectible accounts receivable are done at Kitty
                                               Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
----------------------------------------------------------------------------------------------------------------------------
       7                                       All insurance policies are carried in the name of Kitty Hawk, Inc. and its subsidiaries. Therefore, they are listed here accordingly.
----------------------------------------------------------------------------------------------------------------------------
       6                         Insiders      Payments to insiders include a portion of the Court approved retention payments in the month of June
----------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items


ACCRUAL BASIS-1                                    June 2001

8.   OTHER (ATTACH LIST)                         $  342,464,579  Reported
                                                 --------------
          Intercompany Receivables                  340,121,409
          Escrow JRC                                    400,000
          A/R Other                                     440,535
          A/R Employees                                    (147)
          A/R 401(k) Loan                                (1,645)
          A/R Reconciling item                          (12,587)
          Deferred Taxes                                776,266
          Deposits - Other                              324,749
          Deposits - Retainers                          415,999
                                                 --------------
                                                    342,464,579  Detail
                                                 --------------
                                                              -  Difference


14.  OTHER ASSETS  - NET  OF
     AMORTIZATION (ATTACH LIST)                       9,438,016  Reported
                                                 --------------
          Loan organizaiton costs                       954,068
          Bond offering costs                         7,151,860
          Goodwill - KH Cargo                         1,332,088
                                                 --------------
                                                      9,438,016  Detail
                                                 --------------
                                                              -  Difference


15.  OTHER (ATTACH LIST)                            138,370,015
                                                 --------------
          Investment in KH Aircargo                       1,000
          Investment in KH                           81,974,302
          International
          Investment in Longhorn                      2,266,436
          Investment in KH Cargo                     54,128,277
                                                 --------------
                                                    138,370,015  Detail
                                                 --------------
                                                              -  Difference


22.  OTHER (ATTACH LIST)                         $    1,482,984  Reported
                                                 --------------
          Accrued expenses                               81,742
          Accrued interest                              375,953
          Accrued health savings                        634,422
          A/P Aging reconciling item                    (25,746)
          A/P clearing                                        3
          Accrued 401(k)                                 16,610
          Accrued Salaries/Wages                        400,000
                                                 --------------
                                                      1,482,984  Detail
                                                 --------------
                                                              -  Difference


27.  OTHER (ATTACH LIST)                         $   28,849,513  Reported
                                                 --------------
          Deferred Taxes                             31,006,505
          Accrued Taxes payable                     (17,685,739)
          Interest payable                           15,528,747
                                                 --------------
                                                     28,849,513  Detail
                                                 --------------
                                                              -  Difference

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-2

16.  NON-OPERATING INCOME (ATT. LIST)                  (102,299) Reported
                                                 --------------
          Interest Income                              (102,299)
          Other Misc Income                                   -
                                                 --------------
                                                       (102,299) Detail
                                                              -  Difference


ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                              25,788,299  Reported
                                                 --------------
          Transfers from Charters                       730,876
          Transfers from Cargo                        7,494,155
          Transfers from Aircargo                    14,401,441
          Transfers from International                  408,500
          Cash deposits - non-lockbox                 2,592,915
          Interest income                               100,571
          Misc Deposits                                  69,830
          NSF Checks                                     (9,989)
                                                 --------------
                                                     25,788,299  Detail
                                                 --------------
                                                              -  Difference
                                                 --------------


25.  OTHER (ATTACH LIST)                             14,692,197  Reported
                                                 --------------
          Inc. 401(k)                                   287,233
          Employee Expenses                              47,473
          Bank charges                                    7,179
          Refunds/Claims                                  4,655
          Fuel                                        6,403,044
          Ground Handling                             1,997,195
          Shipping                                       94,588
          Ondemand Charter costs                          9,793
          135 Airline costs                               8,066
          Building maintenance/security                  82,920
          Contract Labor                                477,413
          Trucking                                      444,574
          Customs/Parking/Landing                       665,372
          Containers                                     73,089
          Simulator/Communication/Other Training        243,570
          Misc                                           64,263
          Voided checks and corrections                  (9,576)
          Asset purchase                                420,000
          Charts/Manuals                                 62,597
          Taxes                                          31,014
          Deicing                                        22,531
          Office                                         86,630
          Commissions                                   175,000
          Deposits                                      100,000
          Subcharter Aircraft                         2,893,574
                                                 --------------

                                                     14,692,197  Detail
                                                              -  Difference